UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 22, 2005

Targeted Genetics Corporation

(Exact name of registrant as specified in its charter)

Washington	0-23930	91-1549568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Olive Way, Suite 100, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(206) 623-7612

Not Applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On August 22, 2005, Targeted Genetics Corporation filed a current report on Form 8-K announcing, among other things, the appointment of David J. Poston as Acting Chief Financial Officer.
     On January 18, 2006, Targeted Genetics Corporation announced that Mr. Poston had been appointed Vice President, Finance, Chief Financial Officer and Treasurer. A press release announcing Mr. Poston’s permanent appointment is attached as Exhibit 99.1 to this amended current report and is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
(c)   Exhibits

Exhibits:	Description of Document
99.1	Press Release dated January 18, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targeted Genetics Corporation
By:	/s/ H. Stewart Parker
H. Stewart Parker
President and Chief Executive Officer

Dated: January 19, 2006

EXHIBIT INDEX

Exhibits:	Description of Document
99.1	Press Release dated January 18, 2006

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